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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2003
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                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



       Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
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            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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Item 7.        Financial Statements and Exhibits
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               (c)  Exhibits

                    Exhibit 99.1 - Press Release dated July 29, 2003

Item 11.       Temporary Suspension of Trading Under Registrant's Employee
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               Benefit Plans
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               The Blackout Trading Restriction period previously announced for the Registrant's retirement savings plans under Registrant's Form 10-Q for its first quarter of 2003, filed with the Commission on May 15, 2003, terminated one week early on June 23, 2003, rather than June 30, 2003 as originally announced, due to unexpected efficiencies in effecting the transition by the plans' new administrator. All plan participants were timely notified of this early termination of the Blackout Period, as were the Registrant's executive officers and directors as called for under Regulation BTR.

Item 12.       Results of Operations and Financial Condition
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               Information required under Item 12 of Form 8-K is being filed herewith as Exhibit 99.1 in the form of Registrant's press release dated July 29, 2003, the Registrant's earnings release for the second quarter of 2003. This information is to be considered "filed" under the Securities Exchange Act of 1934.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLYONE CORPORATION

                                        By:  /s/ Gregory P. Smith
                                             -----------------------------------
                                             Gregory P. Smith
                                             Corporate Controller and Assistant
                                             Treasurer

Dated: July 30, 2003